UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2013

CROSSROADS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15331	74-2846643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11000 North Mo-Pac Expressway

Austin, Texas 78759
(Address of principal executive offices)

(512) 349-0300
Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported by Crossroads Systems, Inc. (“Crossroads”), at Crossroads’ annual meeting of stockholders held on June 21, 2013 (the “2013 Annual Meeting”), Crossroads solicited an advisory vote of its stockholders to determine how frequently Crossroads should conduct an advisory vote on the compensation of Crossroads’ named executive officers. At the 2013 Annual Meeting, 62% of the votes cast on the matter voted in favor of having an advisory vote on executive compensation every three years. Consistent with the majority of stockholder votes cast and with the Board of Directors’ recommendation to stockholders in Crossroads’ proxy materials for the 2013 Annual Meeting, Crossroads will conduct an advisory vote on the compensation of Crossroads’ named executive officers every three years. This policy will remain in effect until the next stockholder vote on the frequency of stockholder advisory votes on the compensation of Crossroads’ named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSROADS SYSTEMS, INC.

Date: March 13, 2014	By:	/s/ Jennifer Crane
Name: Jennifer Crane
Title: Chief Financial Officer